劳　动　合　同

编号:

甲　方:　四川阿波罗太阳能科技有限责任公司

经济类型: 有限责任公司

法定代表人: 侯仁义

甲方地址:　成都市双流县西南航空港工业开发区腾飞路 485 号

乙方（劳动者）姓名: 柯红伟

性　　别: 男

住　　址: 北京市朝阳区彩虹路 6 号 2 楼 C 座 102 号

身份证号码: 120107196005042117